Exhibit 32.1

 CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES -0XLEY ACT OF 2002

         In connection with the Annual Report of Cal Alta Auto Glass, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2006,as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Aiello, President of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28,2007                            /s/ Frank Aiello
                                         ----------------------------------
                                             Frank Aiello
                                             President/CEO/ Principal
                                             Accounting Officer